Exhibit 99.1   NEWS RELEASE

As previously announced, TDS will hold a teleconference August 6, 2021, at 9:00 a.m. CDT. Listen to the call live via the Events & Presentations page of investors.tdsinc.com.
 FOR IMMEDIATE RELEASE
TDS reports second quarter 2021 results
UScellular and TDS Telecom executing on strategic priorities;
guidance reaffirmed

CHICAGO (August 5, 2021) — Telephone and Data Systems, Inc. (NYSE:TDS) reported total operating revenues of $1,311 million for the second quarter of 2021, versus $1,263 million for the same period one year ago. Net income attributable to TDS common shareholders and related diluted earnings per share were $20 million and $0.17, respectively, for the second quarter of 2021 compared to $65 million and $0.56, respectively, in the same period one year ago.
"The TDS family of companies produced solid revenue growth for the second quarter of 2021 and made good progress on achieving our long-term strategic goals," said LeRoy T. Carlson, Jr., TDS President and CEO. "Also, our commitment to maintaining financial flexibility has allowed us to take actions to lower the average cost of financing for our growth initiatives.

“At UScellular, higher postpaid ARPU helped drive service revenue growth as customers chose higher-value plans. Our efforts to build market share in our prepaid business are starting to generate positive results, and our business and government initiatives are laying the foundation for future growth. UScellular’s 5G and network modernization programs are on track. We continue to be very optimistic on the performance capabilities of mmWave spectrum. Additionally, the 5G fixed wireless access tests of market demand have seen early, encouraging results and will provide valuable learnings as we look to bring this high-speed service to market.

“At TDS Telecom, increased broadband connections and customers choosing higher speeds contributed to higher operating revenues for the quarter. 1Gig speeds are available to more than half of all service addresses, and the TDS Telecom fiber footprint is expanding inside as well as outside of our traditional markets. Performance of our launched fiber expansion markets continues to meet expectations. To take advantage of the fiber opportunities, we are accelerating and upsizing our fiber expansion in the years ahead.”

2021 Estimated Results

TDS’ current estimates of full-year 2021 results for UScellular and TDS Telecom are shown below. Such estimates represent management’s view as of August 5, 2021 and should not be assumed to be current as of any future date. TDS undertakes no duty to update such estimates, whether as a result of new information, future events, or otherwise. There can be no assurance that final results will not differ materially from estimated results.

2021 Estimated Results

UScellular	Previous	Current
(Dollars in millions)
Service revenues	$3,050-$3,150	Unchanged
Adjusted OIBDA[1]	$850-$950	Unchanged
Adjusted EBITDA[1]	$1,025-$1,125	Unchanged
Capital expenditures	$775-$875	Unchanged

TDS Telecom	Previous	Current
(Dollars in millions)
Total operating revenues	$975-$1,025	Unchanged
Adjusted OIBDA[1]	$290-$320	Unchanged
Adjusted EBITDA[1]	$290-$320	Unchanged
Capital expenditures	$425-$475	Unchanged

The following tables reconcile EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measures, Net income or Income before income taxes. In providing 2021 estimated results, TDS has not completed the below reconciliation to Net income because it does not provide guidance for income taxes. Although potentially significant, TDS believes that the impact of income taxes cannot be reasonably predicted; therefore, TDS is unable to provide such guidance.

	2021 Estimated Results
	UScellular	TDS Telecom
(Dollars in millions)
Net income (GAAP)	N/A	N/A
Add back:
Income tax expense	N/A	N/A
Income before income taxes (GAAP)	$125-$225	$80-$110
Add back:
Interest expense	180	—
Depreciation, amortization and accretion expense	700	210
EBITDA (Non-GAAP)[1]	$1,005-$1,105	$290-$320
Add back or deduct:
(Gain) loss on asset disposals, net	20	—
Adjusted EBITDA (Non-GAAP)[1]	$1,025-$1,125	$290-$320
Deduct:
Equity in earnings of unconsolidated entities	170	—
Interest and dividend income	5	—
Adjusted OIBDA (Non-GAAP)[1]	$850-$950	$290-$320

	Actual Results
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	UScellular	TDS Telecom	UScellular	TDS Telecom
(Dollars in millions)
Net income (GAAP)	$97	$46	$233	$100
Add back:
Income tax expense	17	15	17	18
Income before income taxes (GAAP)	$114	$62	$250	$117
Add back:
Interest expense	97	(2)	112	(4)
Depreciation, amortization and accretion expense	350	98	683	203
EBITDA (Non-GAAP)[1]	$561	$157	$1,045	$316
Add back or deduct:
(Gain) loss on asset disposals, net	7	1	25	1
(Gain) loss on sale of business and other exit costs, net	(1)	—	—	—
(Gain) loss on license sales and exchanges, net	—	—	(5)	—
(Gain) loss on investments	—	—	(2)	—
Adjusted EBITDA (Non-GAAP)[1]	$567	$158	$1,063	$317
Deduct:
Equity in earnings of unconsolidated entities	88	—	179	—
Interest and dividend income	3	—	8	5
Other, net	—	—	—	(1)
Adjusted OIBDA (Non-GAAP)[1]	$476	$159	$876	$314
Numbers may not foot due to rounding.
1EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as net income adjusted for the items set forth in the reconciliation above. EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity. TDS does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future. Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate. Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of TDS’ operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of TDS’ financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities. The table above reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measure, Net income or Income before income taxes. Additional information and reconciliations related to Non-GAAP financial measures for June 30, 2021, can be found on TDS' website at investors.tdsinc.com.

Conference Call Information
TDS will hold a conference call on August 6, 2021 at 9:00 a.m. Central Time.
▪Access the live call on the Events & Presentations page of investors.tdsinc.com or at
https://event.on24.com/wcc/r/3332389/4AA81608B2125409E9D3E06EB6B1A284
▪Access the call by phone at (833) 968-2187, conference ID: 2249545.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.tdsinc.com. The call will be archived on the Events & Presentations page of investors.tdsinc.com.
About TDS
Telephone and Data Systems, Inc. (TDS), a Fortune 1000® company, provides wireless; broadband, video and voice; and hosted and managed services to approximately 6 million connections nationwide through its businesses, UScellular, TDS Telecom, and OneNeck IT Solutions. Founded in 1969 and headquartered in Chicago, TDS employed approximately 8,900 associates as of June 30, 2021.
Visit investors.tdsinc.com for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.
Contacts
Jane W. McCahon, Senior Vice President - Corporate Relations and Corporate Secretary
jane.mccahon@tdsinc.com

Julie D. Mathews, IRC, Director - Investor Relations
julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the ability to obtain access to adequate radio spectrum to meet current or anticipated future needs, including participation in FCC auctions; the ability to attract people of outstanding talent throughout all levels of the organization; TDS’ smaller scale relative to larger competitors; changes in demand, consumer preferences and perceptions, price competition, or churn rates; advances in technology; impacts of costs, integration problems or other factors associated with acquisitions, divestitures or exchanges of properties or wireless spectrum licenses and/or expansion of TDS’ businesses; the ability of the company to successfully construct and manage its networks; difficulties involving third parties; uncertainties in TDS’ future cash flows and liquidity and access to the capital markets; the ability to make payments on TDS and UScellular indebtedness or comply with the terms of debt covenants; conditions in the U.S. telecommunications industry; the value of assets and investments; the state and federal regulatory environment; pending and future litigation; cyber-attacks or other breaches of network or information technology security; disruption in credit or other financial markets; deterioration of U.S. or global economic conditions; the impact, duration and severity of public health emergencies, such as the COVID-19 pandemic. Investors are encouraged to consider these and other risks and uncertainties that are more fully described under “Risk Factors” in the most recent filing of TDS’ Form 10-K, as updated by any TDS Form 10-Q filed subsequent to such Form 10-K.

For more information about TDS and its subsidiaries, visit:
TDS: www.tdsinc.com
UScellular: www.uscellular.com
TDS Telecom: www.tdstelecom.com
OneNeck IT Solutions: www.oneneck.com

United States Cellular Corporation
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Retail Connections
Postpaid
Total at end of period	4,399,000	4,406,000	4,412,000	4,401,000	4,372,000
Gross additions	141,000	143,000	171,000	168,000	129,000
Feature phones	3,000	3,000	2,000	4,000	3,000
Smartphones	98,000	101,000	117,000	98,000	82,000
Connected devices	40,000	39,000	52,000	66,000	44,000
Net additions (losses)	(6,000)	(6,000)	11,000	28,000	12,000
Feature phones	(7,000)	(9,000)	(9,000)	(8,000)	(8,000)
Smartphones	6,000	6,000	12,000	8,000	11,000
Connected devices	(5,000)	(3,000)	8,000	28,000	9,000
ARPU[1]	$47.74	$47.65	$47.51	$47.10	$46.24
ARPA[2]	$125.25	$125.25	$124.87	$123.27	$120.70
Churn rate[3]	1.11%	1.12%	1.21%	1.06%	0.89%
Handsets	0.88%	0.92%	1.01%	0.88%	0.71%
Connected devices	2.69%	2.53%	2.64%	2.35%	2.24%
Prepaid
Total at end of period	507,000	496,000	499,000	506,000	496,000
Gross additions	65,000	62,000	56,000	65,000	62,000
Net additions (losses)	10,000	(3,000)	(8,000)	11,000	2,000
ARPU[1]	$35.64	$35.25	$35.15	$35.45	$34.89
Churn rate[3]	3.66%	4.37%	4.24%	3.59%	4.05%
Total connections at end of period[4]	4,967,000	4,961,000	4,968,000	4,962,000	4,919,000
Market penetration at end of period
Consolidated operating population	31,493,000	31,493,000	31,314,000	31,314,000	31,292,000
Consolidated operating penetration[5]	16%	16%	16%	16%	16%
Capital expenditures (millions)	$148	$125	$320	$216	$168
Total cell sites in service	6,819	6,802	6,797	6,758	6,673
Owned towers	4,278	4,270	4,271	4,246	4,208
1Average Revenue Per User (ARPU) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period. These revenue bases and connection populations are shown below:
•Postpaid ARPU consists of total postpaid service revenues and postpaid connections.
•Prepaid ARPU consists of total prepaid service revenues and prepaid connections.
2Average Revenue Per Account (ARPA) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.
3Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.
4Includes reseller and other connections.
5Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total estimated population of consolidated operating markets.

TDS Telecom
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Residential connections
Broadband[1]
Wireline, Incumbent	249,200	243,700	242,500	243,400	240,400
Wireline, Expansion	28,300	24,100	20,400	17,300	14,700
Cable	201,200	199,500	196,400	193,300	191,000
Total Broadband	478,700	467,300	459,300	454,000	446,000
Video[2]
Wireline	64,800	63,000	63,000	62,300	61,400
Cable	78,400	79,600	81,400	82,300	83,200
Total Video	143,200	142,700	144,400	144,500	144,600
Voice[3]
Wireline	254,200	255,000	256,900	260,000	261,800
Cable	54,000	53,700	53,900	54,400	55,300
Total Voice	308,100	308,700	310,800	314,400	317,100
Total Residential connections	930,100	918,700	914,400	913,000	907,800
Commercial connections
Broadband[1]	34,900	34,400	34,000	33,700	33,400
Video[2]	19,100	19,400	19,700	19,700	20,300
Voice[3]	114,300	116,500	119,700	122,700	126,100
ManagedIP[4]	106,200	108,500	113,300	116,700	117,300
Total Commercial connections	274,400	278,800	286,700	292,900	297,200
Total connections	1,204,500	1,197,400	1,201,100	1,205,900	1,205,000

Residential revenue per connection[5]	$57.66	$56.97	$55.66	$55.66	$53.82

Capital expenditures (millions)	$99	$70	$147	$92	$75
Numbers may not foot due to rounding.
1The individual customers provided high-speed internet access through various transmission technologies, including fiber, DSL, dedicated internet circuit technologies or cable modem service.
2The individual customers provided video services.
3The individual circuits connecting a customer to TDS' central office facilities that provide voice services or the billable number of lines into a building for voice services.
4The number of telephone handsets, data lines and IP trunks providing communications using IP networking technology.
5Total residential revenue per connection is calculated by dividing total residential revenue by the average number of residential connections and by the number of months in the period.

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2021	2020	2021 vs. 2020	2021	2020	2021 vs. 2020
(Dollars and shares in millions, except per share amounts)
Operating revenues
UScellular	$1,014	$973	4%	$2,037	$1,937	5%
TDS Telecom	252	241	5%	501	481	4%
All Other[1]	45	49	(8)%	91	106	(15)%
	1,311	1,263	4%	2,629	2,524	4%
Operating expenses
UScellular
Expenses excluding depreciation, amortization and accretion	796	738	8%	1,561	1,471	6%
Depreciation, amortization and accretion	180	178	1%	350	354	(2)%
(Gain) loss on asset disposals, net	2	4	(50)%	7	8	(9)%
(Gain) loss on sale of business and other exit costs, net	—	—	N/M	(1)	—	N/M
	978	920	6%	1,917	1,833	5%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	174	158	10%	342	319	7%
Depreciation, amortization and accretion	49	51	(5)%	98	103	(5)%
(Gain) loss on asset disposals, net	1	—	N/M	1	—	N/M
	224	210	7%	441	422	5%
All Other[1]
Expenses excluding depreciation and amortization	46	49	(6)%	94	105	(13)%
Depreciation and amortization	5	7	(17)%	9	13	(17)%
	51	55	(7)%	103	118	(14)%
Total operating expenses	1,253	1,185	6%	2,461	2,373	4%
Operating income (loss)
UScellular	36	53	(32)%	120	104	16%
TDS Telecom	28	31	(10)%	60	59	1%
All Other[1]	(6)	(6)	–	(12)	(12)	2%
	58	78	(26)%	168	151	12%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	48	44	7%	90	90	–
Interest and dividend income	3	2	40%	6	8	(22)%
Interest expense	(86)	(38)	N/M	(138)	(75)	(85)%
Other, net	—	—	(11)%	(1)	(1)	10%
Total investment and other income (expense)	(35)	8	N/M	(43)	22	N/M
Income before income taxes	23	86	(73)%	125	173	(28)%
Income tax expense (benefit)	(11)	8	N/M	20	12	62%
Net income	34	78	(56)%	105	161	(35)%
Less: Net income attributable to noncontrolling interests, net of tax	7	13	(44)%	19	26	(26)%
Net income attributable to TDS shareholders	27	65	(59)%	86	135	(36)%
TDS Preferred Share dividends	7	—	N/M	9	—	N/M
Net income attributable to TDS common shareholders	$20	$65	(69)%	$77	$135	(43)%

Basic weighted average shares outstanding	115	114	–	115	115	–
Basic earnings per share attributable to TDS common shareholders	$0.18	$0.57	(69)%	$0.67	$1.18	(43)%

Diluted weighted average shares outstanding	116	115	1%	116	115	–
Diluted earnings per share attributable to TDS common shareholders	$0.17	$0.56	(70)%	$0.65	$1.15	(43)%
N/M - Percentage change not meaningful.
Numbers may not foot due to rounding.
1Consists of TDS corporate, intercompany eliminations and all other business operations not included in the UScellular and TDS Telecom segments.

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	June 30, 2021	December 31, 2020
(Dollars in millions)
Current assets
Cash and cash equivalents	$385	$1,429
Short-term investments	—	3
Accounts receivable, net	1,072	1,112
Inventory, net	189	154
Prepaid expenses	108	105
Income taxes receivable	187	187
Other current assets	50	36
Total current assets	1,991	3,026

Assets held for sale	3	2

Licenses	3,926	2,638

Goodwill	547	547

Other intangible assets, net	207	213

Investments in unconsolidated entities	487	477

Property, plant and equipment, net	3,972	3,972

Operating lease right-of-use assets	1,021	998

Other assets and deferred charges	626	652

Total assets	$12,780	$12,525

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	June 30, 2021	December 31, 2020
(Dollars in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$6	$5
Accounts payable	374	508
Customer deposits and deferred revenues	199	193
Accrued interest	13	16
Accrued taxes	66	69
Accrued compensation	92	132
Short-term operating lease liabilities	138	129
Other current liabilities	98	101
Total current liabilities	986	1,153

Liabilities held for sale	—	1

Deferred liabilities and credits
Deferred income tax liability, net	903	863
Long-term operating lease liabilities	951	940
Other deferred liabilities and credits	538	541

Long-term debt, net	3,335	3,424

Noncontrolling interests with redemption features	10	10

Equity
TDS shareholders' equity
Series A Common and Common Shares, par value $0.01 per share	1	1
Capital in excess of par value	2,462	2,482
Preferred Shares, par value $0.01 per share	406	—
Treasury shares, at cost	(458)	(477)
Accumulated other comprehensive loss	(2)	(4)
Retained earnings	2,812	2,802
Total TDS shareholders' equity	5,221	4,804

Noncontrolling interests	836	789

Total equity	6,057	5,593

Total liabilities and equity	$12,780	$12,525

Balance Sheet Highlights
(Unaudited)

	June 30, 2021
		TDS	TDS Corporate	Intercompany	TDS
	UScellular	Telecom	& Other	Eliminations	Consolidated
(Dollars in millions)
Cash and cash equivalents	$267	$167	$119	$(168)	$385

Licenses, goodwill and other intangible assets	$3,917	$756	$7	$—	$4,680
Investment in unconsolidated entities	445	4	46	(8)	487
	$4,362	$760	$53	$(8)	$5,167

Property, plant and equipment, net	$2,386	$1,492	$94	$—	$3,972

Long-term debt, net:
Current portion	$3	$—	$3	$—	$6
Non-current portion	2,710	4	621	—	3,335
	$2,713	$4	$624	$—	$3,341

TDS Telecom Highlights
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2021	2020	2021 vs. 2020	2021	2020	2021 vs. 2020
(Dollars in millions)
Operating revenues
Residential
Wireline, Incumbent	$86	$81	7%	$171	$162	6%
Wireline, Expansion	8	4	81%	15	8	80%
Cable	66	60	10%	131	119	9%
Total residential	160	145	10%	317	289	10%
Commercial	46	48	(4)%	93	98	(5)%
Wholesale	45	47	(3)%	91	94	(3)%
Total service revenues	251	240	5%	500	480	4%
Equipment revenues	—	—	5%	1	1	7%
Total operating revenues	252	241	5%	501	481	4%

Cost of services	101	92	10%	199	188	6%
Cost of equipment and products	—	—	(12)%	—	—	(7)%
Selling, general and administrative expenses	73	66	11%	143	130	10%
Depreciation, amortization and accretion	49	51	(5)%	98	103	(5)%
(Gain) loss on asset disposals, net	1	—	N/M	1	—	N/M
Total operating expenses	224	210	7%	441	422	5%

Operating income	$28	$31	(10)%	$60	$59	1%
N/M - Percentage change not meaningful
Numbers may not foot due to rounding.